                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of Cincinnati Financial Corporation, an Ohio corporation (the "Company") hereby constitutes and appoints Robert B. Morgan and Theodore F. Elchynski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form S-3 Registration Statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company, and to sign any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to said Registration Statement, and to file the same, with all exhibits thereto (including this Power of Attorney) and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: May 1, 1998                William F. Bahl
                                  ---------------------------------------
                                  Director

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of Cincinnati Financial Corporation, an Ohio corporation (the "Company") hereby constitutes and appoints Robert B. Morgan and Theodore F. Elchynski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form S-3 Registration Statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company, and to sign any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to said Registration Statement, and to file the same, with all exhibits thereto (including this Power of Attorney) and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: May 1, 1998                Michael Brown
                                  ---------------------------------------
                                  Director

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of Cincinnati Financial Corporation, an Ohio corporation (the "Company") hereby constitutes and appoints Robert B. Morgan and Theodore F. Elchynski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form S-3 Registration Statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company, and to sign any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to said Registration Statement, and to file the same, with all exhibits thereto (including this Power of Attorney) and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: May 1, 1998                John E. Field
                                  ---------------------------------------
                                  Director

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of Cincinnati Financial Corporation, an Ohio corporation (the "Company") hereby constitutes and appoints Robert B. Morgan and Theodore F. Elchynski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form S-3 Registration Statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company, and to sign any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to said Registration Statement, and to file the same, with all exhibits thereto (including this Power of Attorney) and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: May 1, 1998                William R. Johnson
                                  ---------------------------------------
                                  Director

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of Cincinnati Financial Corporation, an Ohio corporation (the "Company") hereby constitutes and appoints Robert B. Morgan and Theodore F. Elchynski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form S-3 Registration Statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company, and to sign any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to said Registration Statement, and to file the same, with all exhibits thereto (including this Power of Attorney) and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: May 1, 1998                Kenneth C. Lichtendahl
                                  ---------------------------------------
                                  Director

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of Cincinnati Financial Corporation, an Ohio corporation (the "Company") hereby constitutes and appoints Robert B. Morgan and Theodore F. Elchynski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form S-3 Registration Statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company, and to sign any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to said Registration Statement, and to file the same, with all exhibits thereto (including this Power of Attorney) and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: May 1, 1998                James G. Miller
                                  ---------------------------------------
                                  Director

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of Cincinnati Financial Corporation, an Ohio corporation (the "Company") hereby constitutes and appoints Robert B. Morgan and Theodore F. Elchynski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form S-3 Registration Statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company, and to sign any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to said Registration Statement, and to file the same, with all exhibits thereto (including this Power of Attorney) and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: May 1, 1998                John J. Schiff, Jr.
                                  ---------------------------------------
                                  Director

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of Cincinnati Financial Corporation, an Ohio corporation (the "Company") hereby constitutes and appoints Robert B. Morgan and Theodore F. Elchynski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form S-3 Registration Statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company, and to sign any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to said Registration Statement, and to file the same, with all exhibits thereto (including this Power of Attorney) and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: May 1, 1998                Thomas R. Schiff
                                  ---------------------------------------
                                  Director

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of Cincinnati Financial Corporation, an Ohio corporation (the "Company") hereby constitutes and appoints Robert B. Morgan and Theodore F. Elchynski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form S-3 Registration Statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company, and to sign any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to said Registration Statement, and to file the same, with all exhibits thereto (including this Power of Attorney) and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: May 1, 1998                Frank J. Schultheis
                                  ---------------------------------------
                                  Director